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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


                        Date of Report:  April 10, 1997
                       (Date of earliest event reported)


                               KOO KOO ROO, INC.
             (Exact name of registrant as specified in its charter)


           DELAWARE                      COMMISSION FILE:        22-3132583
 (State or other jurisdiction               0-19548          (I.R.S. Employer
of incorporation or organization)                           Identification No.)



                          11075 SANTA MONICA BOULEVARD
                                   SUITE 225
                         LOS ANGELES, CALIFORNIA 90025
          (Address of principal executive offices, including zip code)



                                 (310) 479-2080
              (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS

       On April 10, 1997, Koo Koo Roo, Inc. (the "Registrant") disseminated a press release announcing that its Board of Directors had approved the repurchase of up to one million shares of the Registrant's common stock, which press release is filed herewith as Exhibit 5.1 and incorporated herein by this reference.

          *    *    *    *

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ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS


 EXHIBIT
   NO.              DESCRIPTION
 -------            -----------


   5.1              Press Release dated April 10, 1997

                                       3
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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized,


                                 KOO KOO ROO, INC.



Date:  April 17, 1997            By  /s/ Robert F. Kautz
                                    --------------------------------
                                    Name:  Robert F. Kautz
                                    Title: President


                                      S-1
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                                 EXHIBIT INDEX

                                                                   SEQUENTIALLY
  EXHIBIT                                                             NUMBERED
    NO.       DESCRIPTION                                               PAGE
  -------     -----------                                             --------

    5.1       Press Release dated April 10, 1997




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